EXHIBIT 99.1

September 10, 2009

FOR IMMEDIATE RELEASE

Media Contacts:
Karen Denning
(630) 753-3535
karen.denning@navistar.com

Kate Kenny
Corporate Public Affairs, Caterpillar
(309 636-5253
Kenny_Kate@cat.com

Navistar and Caterpillar Announce
Global Truck Joint Venture NC2

WARRENVILLE, IL --  Navistar International Corporation (NYSE: NAV) and Caterpillar Inc. (NYSE: CAT) today closed a joint venture transaction resulting in a new company, NC2 Global LLC, to serve the global commercial truck market.  Navistar and Caterpillar first announced plans to form a joint venture in June 2008 and have identified the leadership team of the new entity that will establish its headquarters in the Chicago area.

“Together, Navistar and Caterpillar have moved this project from concept to reality in little more than one year,” says Al Saltiel, president of NC2.  “We now have a dedicated and experienced leadership team that will hit the ground running.”  Saltiel brings a wide range of global distribution and marketing experience to NC2.  As Vice President of Marketing and head of Navistar’s marketing efforts since 2004, Saltiel was responsible for all brand, product, and pricing strategy.  Prior to joining Navistar, he held key senior marketing positions at Sony Electronics, Jaguar, and Ford’s Premier Automotive Group.

Key Executive Team in Place

Bob Iacullo has been named Chief Financial Officer for NC2.  Formerly Business Resource Manager for Caterpillar’s Infrastructure Product Development Division, Iacullo also held several executive positions in finance at Motorola.

Navistar and Caterpillar also have named key business unit directors for product development, sales and marketing, dealer operations, production, supply chain, and parts and service.

“NC2 will produce and market a full line of commercial on-highway trucks for markets outside of North America,” says Saltiel.  “Customers will benefit from the unparalleled depth and scope of support provided by Navistar and Caterpillar’s global dealers.”

Navistar and Caterpillar each have named three people to NC2’s board of directors.  Caterpillar Group President Doug Oberhelman will serve as Chairman of the Board and Navistar Truck Group President Dee Kapur has been named lead director from Navistar.

“The formation of this joint venture represents a long-term strategic decision,” Oberhelman says.  “Despite the current challenges facing the global economy, both Caterpillar and Navistar are dedicating the right people and investing significant resources to ensure NC2’s long-term success in the global on-highway truck market.”

NC2 Global Manufacturing and Distribution Venture

As previously announced, the 50/50 joint venture will develop, manufacture, and distribute commercial trucks with an initial focus on markets including, Australia, Brazil, China, Russia, South Africa, and Turkey. NC2’s product line will feature both conventional and cab-over truck designs and will be sold under both the Cat and International (Navistar) brands.

North American Venture

Separately, Navistar and Caterpillar continue to work on design and development of a new proprietary, purpose-built, heavy-duty CAT vocational truck for the North American market. The trucks, manufactured in Navistar’s Garland, Texas facility, will be sold and serviced through the Cat North American Dealer network.  Caterpillar vocational trucks are scheduled for full production in mid 2011.

About Navistar

Navistar International Corporation traces its roots to 1831 and the former McCormick and International Harvester companies.  Today it is the largest North American producer of mid-range diesel engines and class 6-8 commercial trucks and buses.  Navistar, through its Defense Systems Group, is the leading producer of Mine Resistant Ambush Protected (MRAP) vehicles for the Department of Defense, safeguarding the American war fighter.  The company produces International® brand commercial trucks, MaxxForce brand diesel engines, IC brand school and commercial buses, and Workhorse brand chassis for motor homes and step vans, and is a private label designer and manufacturer of diesel engines for the pickup truck, van and SUV markets.  Navistar is also a provider of truck and diesel engine parts.  A wholly owned subsidiary offers financing services. Additional information is available at: www.navistar.com

About Caterpillar

For more than 80 years, Caterpillar Inc. has been making progress possible and driving positive and sustainable change on every continent. With 2008 sales and revenues of $51.324 billion, Caterpillar is the world's leading manufacturer of construction and mining equipment, diesel and natural gas engines and industrial gas turbines. The company also is a leading services provider through Caterpillar Financial Services, Caterpillar Remanufacturing Services, Caterpillar Logistics Services and Progress Rail Services. More information is available at http://www.cat.com.

CATERPILLAR SAFE HARBOR
Certain statements in this release relate to future events and expectations and as such constitute forward-looking statements involving known and unknown factors that may cause actual results of Caterpillar Inc. to be different from those expressed or implied in the forward-looking statements. In this context, words such as "will," “would,” "expect," "anticipate," “should” or other similar words and phrases often identify forward-looking statements made on behalf of Caterpillar. It is important to note that actual results of the company may differ materially from those described or implied in such forward-looking statements based on a number of factors and uncertainties, including, but not limited to, (i) adverse change in general economic conditions; (ii) adverse change in the industries Caterpillar serves including construction, infrastructure, mining, energy, marine and electric power generation; (iii) Caterpillar’s ability to manage material, including steel, and freight costs; (iv) Caterpillar’s ability to generate cash from operations, secure external funding for its operations and manage its liquidity needs; (v) material adverse change in customers’ access to liquidity and capital; (vi) currency exchange or interest rates changes; (vii) political stability; (viii) market acceptance of the company's products and services; (ix) significant changes in the competitive environment; (x) epidemic diseases; (xi) severe change in weather conditions negatively impacting operations; (xii) changes in law, regulations and tax rates; and (xiii) other general economic, business and financing conditions and factors described in more detail in “Item 1A – Risk Factors” in Part II of our Form 10-Q filed with the SEC on July 31, 2009 for the 2nd quarter 2009.  The filing is available on our website at www.cat.com/sec_filings.  We do not undertake to update our forward-looking statements.

NAVISTAR FORWARD-LOOKING STATEMENT

Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions and depend on a number of factors.  These factors include the ability of Navistar and Caterpillar to fulfill the conditions set forth in the definitive agreement and the entering into the definitive joint venture agreement and strategic alliance agreement and related agreements and the factors described in Item 1A.

Navistar and Caterpillar Announce Global Truck Joint Venture NC2 Addendum

Risk Factors of our Form 10-K for the fiscal year ended October 31, 2008, which was filed on December 30, 2008 as modified by Item 1A, Risk Factors of our Form 10-Q for the first quarter ended January 31, 2009, which was filed on March 11, 2009.  Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.